Product Inventory	12 Months Ended
Dec. 31, 2018
Inventories [Abstract]
Product Inventory
PRODUCT INVENTORY

Product inventory consists of the Company's entitlement crude oil barrels, which are valued at the lower of cost or net realizable value. Costs include operating expenses and depletion associated with crude oil entitlement barrels and are determined on a concession by concession basis. Amounts are initially capitalized and expensed when sold. See Note 25 for the amount of inventory recognised as an expense during the period.

As at December 31, 2018, the Company held 568.1 mbbls of entitlement oil in inventory valued at approximately $15.30 per barrel (December 31, 2017 - 776.8 mbbls valued at approximately $14.77 per barrel). During 2018, product inventory of $2.8 million was recorded as an expense (2017 - $8.1 million).